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[LOGO OF METLIFE INVESTORS]
                                                        VARIABLE ANNUITY APPLICATION                  SEND APPLICATION AND CHECK TO:
Home Office Address (no correspondence)                                                                        METLIFE INVESTORS USA
222 Delaware Avenue Suite 900 . Wilmington, DE 19899    Marquis Portfolios(SM) is a                                INSURANCE COMPANY
                                                       service mark of Citigroup Inc.          Policy Service Office: P.O. Box 10426
                                              or its affiliates and is used under license to             Des Moines, Iowa 50306-0426
MARQUIS PORTFOLIOS(SM)                            MetLife Investors USA Insurance Company:       FOR ASSISTANCE CALL: THE SALES DESK
____________________________________________________________________________________________________________________________________

ACCOUNT INFORMATION
____________________________________________________________________________________________________________________________________

1. ANNUITANT
____________________________________________________________________________________________________________________________________


  _______________________________________________________________  Social
  Name         (First)        (Middle)       (Last)                Security Number               -                -
                                                                                   _____________   ______________   _____________


                                                                   Sex [ ] M  [ ] F        Date of Birth ______/______/______

  _______________________________________________________________
  Address      (Street)       (City)         (State)      (Zip)    Phone(_____) _________________________________________________

____________________________________________________________________________________________________________________________________

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)
____________________________________________________________________________________________________________________________________

  Correspondence is sent to the Owner.

  _______________________________________________________________  Social
  Name         (First)        (Middle)       (Last)                Security/Tax ID Number             -             -
                                                                                          ___________   ___________   ___________


                                                                   Sex [ ] M  [ ] F        Date of Birth/Trust ______/______/______

  _______________________________________________________________
  Address      (Street)       (City)         (State)      (Zip)    Phone(_____) _________________________________________________

____________________________________________________________________________________________________________________________________

3. JOINT OWNER
____________________________________________________________________________________________________________________________________


  _______________________________________________________________  Social
  Name         (First)        (Middle)       (Last)                Security Number               -                -
                                                                                   _____________   ______________   _____________


                                                                   Sex [ ] M  [ ] F        Date of Birth ______/______/______

  _______________________________________________________________
  Address      (Street)       (City)         (State)      (Zip)    Phone(_____) _________________________________________________

____________________________________________________________________________________________________________________________________

4. BENEFICIARY
____________________________________________________________________________________________________________________________________

  Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the
  Special Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT
  OWNERS ARE NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE
  BENEFICIARIES LISTED BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

                                                                                                  -           -
  __________________________________________________________________________________________________________________________________
  Primary Name                      Address                           Relationship          Social Security Number          %

                                                                                                  -           -
  __________________________________________________________________________________________________________________________________
  Primary Name                      Address                           Relationship          Social Security Number          %

                                                                                                  -           -
  __________________________________________________________________________________________________________________________________
  Contingent Name                   Address                           Relationship          Social Security Number          %

                                                                                                  -           -
  __________________________________________________________________________________________________________________________________
  Contingent Name                   Address                           Relationship          Social Security Number          %

____________________________________________________________________________________________________________________________________

5. PLAN TYPE                                                                             6. PURCHASE PAYMENT
______________________________________________________________________________________   __________________________________________

  [ ] NON-QUALIFIED                                                                      Funding Source of Purchase Payment
  QUALIFIED                                                                              __________________________________
  [ ] 401
  [ ] 403(b) TSA ROLLOVER*                                                               [ ] 1035 Exchange   [ ] Check    [ ] Wire

  408 IRA* (check one of the options listed below)                                       Initial Purchase
                                                                                         Payment $_________________________________
  Traditional IRA              SEP IRA                     Roth IRA                                     Make Check Payable to
  _______________              _______                     ________                                     MetLife Investors USA

  [ ] Transfer                 [ ] Transfer                [ ] Transfer                  (Estimate dollar amount for 1035 exchanges,
  [ ] Rollover                 [ ] Rollover                [ ] Rollover                  transfers, rollovers, etc.)
  [ ] Contribution - Year____  [ ] Contribution - Year____ [ ] Contribution - Year____
                                                                                         Minimum Initial Purchase Payment:
  *THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.                                      $25,000 Non-Qualified    $25,000 Qualified
______________________________________________________________________________________   __________________________________________

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_________________________________________________________________  _________________________________________________________________

RIDERS                                                             12. ACKNOWLEDGEMENT AND AUTHORIZATION
_________________________________________________________________  _________________________________________________________________

7. BENEFIT RIDERS (subject to state availability and age           I (We) agree that the above information and statements and those
   restrictions)                                                   made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis
These riders may only be chosen at time of application. Please     of my (our) application. I (We) acknowledge receipt of the
note, there are additional charges for the optional riders. ONCE   current prospectus of MetLife Investors USA Variable Annuity
ELECTED THESE OPTIONS MAY NOT BE CHANGED.                          Account One. PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR
                                                                   WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS
1) LIVING BENEFIT RIDERS (Optional. Only ONE of the following      TO DOLLAR AMOUNT.
   Riders may be elected)                                          _________________________________________________________________
   [ ] Guaranteed Minimum Income Benefit (GMIB)
   [ ] Principal Guarantee (GWB)                                   _________________________________________________________________
   [ ] Principal Guarantee Value (GWB)
2) DEATH BENEFIT RIDERS (Check one. If no election is made, the
   Principal Protection option will apply.)
       [ ] Principal Protection (no additional charge)             _________________________________________________________________
       [ ] Annual Step-up                                             (OWNER SIGNATURE & TITLE, ANNUITANT UNLESS OTHERWISE NOTED)
       [ ] Compounded Plus
3) [ ] Earnings Preservation Benefit Rider                         _________________________________________________________________
4) [ ] Other __________________________________________________                      (JOINT OWNER SIGNATURE & TITLE)
_________________________________________________________________

COMMUNICATIONS                                                     _________________________________________________________________
_________________________________________________________________             (SIGNATURE OF ANNUITANT IF OTHER THAN OWNER)

8. TELEPHONE TRANSFER
_________________________________________________________________

I (We) authorize MetLife Investors USA Insurance Company (MetLife
Investors USA) or any person authorized by MetLife Investors USA
to accept telephone transfer instructions and/or future payment    Signed at _______________________________________________________
allocation changes from me (us) and my Registered                                         (City)                   (State)
Representative/Agent. Telephone transfers will be automatically permitted unless you check one or both of the boxes below
indicating that you do not wish to authorize telephone transfers.
MetLife Investors USA will use reasonable procedures to confirm that instructions communicated by telephone are genuine.

I (We) DO NOT wish to authorize telephone transfers for the        Date ____________________________________________________________
following
(check applicable boxes): [ ] Owner(s)  [ ] Registered             _________________________________________________________________
                                            Representative/Agent
_________________________________________________________________
                                                                   _________________________________________________________________
SIGNATURES
_________________________________________________________________  13. AGENT'S REPORT
                                                                   _________________________________________________________________
9. SPECIAL REQUESTS
_________________________________________________________________  Does the applicant have any existing life insurance policies or
                                                                   annuity contracts?                                [ ] Yes  [ ] No

                                                                   Is this annuity being purchased to replace any existing life
                                                                   insurance or annuity policy(ies)?                 [ ] Yes  [ ] No


_________________________________________________________________

10. REPLACEMENTS
_________________________________________________________________
                                                                   _________________________________________________________________
Does the applicant have any existing life                                                   AGENT'S SIGNATURE
insurance policies or annuity contracts?          [ ] Yes  [ ] No

Is this annuity being purchased to replace                         _________________________________________________________________
any existing life insurance or annuity                                                            Phone
policy(ies)?                                      [ ] Yes  [ ] No

If "Yes," applicable disclosure and replacement                    _________________________________________________________________
forms must be attached.                                                                  Agent's Name and Number
_________________________________________________________________

_________________________________________________________________  _________________________________________________________________
                                                                                        Name and Address of Firm
11. FRAUD STATEMENT & DISCLOSURE
_________________________________________________________________
                                                                   _________________________________________________________________
NOTICE TO APPLICANT:                                                            State License ID Number (Required for FL)

FOR ARKANSAS, KENTUCKY, LOUISIANA, MAINE, NEW MEXICO, OHIO,
PENNSYLVANIA, TENNESSEE AND WASHINGTON D.C. RESIDENTS: Any person  _________________________________________________________________
who knowingly and with intent to defraud any insurance company or                         Client Account Number
other person files an application or submits a claim containing    _________________________________________________________________
any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto,
commits a fraudulent insurance act, which is a crime, and          _________________________________________________________________
subjects such person to criminal and civil penalties.
                                                                   Home Office Program Information:
FOR NEW JERSEY RESIDENTS: Any person who includes any false or     ________________________________
misleading information on an application for an insurance policy
is subject to criminal and civil penalties.                        Once selected, the option cannot be changed.

FOR FLORIDA RESIDENTS: ANY PERSON WHO KNOWINGLY AND WITH INTENT    Option A _____________
TO INJURE, DEFRAUD, OR DECEIVE ANY INSURER FILES A STATEMENT OF
CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR
MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.
_________________________________________________________________  _________________________________________________________________

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